EXHIBIT 10.3

                       AMENDMENT AND CONVERSION AGREEMENT
                       ----------------------------------

     THIS AMENDMENT AND CONVERSION AGREEMENT (this "Agreement") is entered into this 15 day as of February, 2005, by and among CAPRIUS, INC., a Delaware corporation (the "Company"), and the undersigned holders of certain 8% Senior Secured Convertible Promissory Notes (the "Notes") as set forth on the signature pages affixed hereto (each a "Holder" and collectively, the "Holders").

                                   WITNESSETH:

     WHEREAS, from April 26, 2004 through June 9, 2004, the Company issued to the Holders an aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) of Notes;

     WHEREAS, to induce the Holders to purchase the Notes, the Company secured its obligations thereunder by granting to the Holders a security interest in the Collateral (as such term is defined in the Security and Pledge Agreement, dated as of April 26, 2004 (the "Security Agreement"), by the Company, in favor of Cap Agent Associates LLC, acting in its capacity as agent for the Holders (the "Agent") and provided certain registration rights with respect to the shares of the Company's Common Stock, $.01 par value (the "Common Stock"), issuable upon conversion of the Notes pursuant to a Registration Rights Agreement, dated as of April 26, 2004, among the Company and the Holders (the "Original Registration Agreement");

     WHEREAS, the Company is contemplating a private placement of at least Four Million Dollars ($4,000,000) (the "New Placement") through the issuance of a newly-created Series C Mandatory Convertible Preferred Stock (the "Series C Preferred Stock"), with such provisions substantially contained in the form of the Certificate of Designations, Preferences and Rights attached hereto as Exhibit A, to one or more institutional investors (the "New Investors");

     WHEREAS, it is a condition precedent to the New Placement that all the Holders agree to amend their Notes and convert their Notes into Series C Preferred Stock and take such other actions as more fully set forth herein; and

     WHEREAS, the parties hereto are entering into this Agreement to amend the Notes and convert the Notes into Series C Preferred Stock on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and in order to induce the New Investors to consummate the New Placement, the parties do hereby agree as follows:


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     1.   Amendment and Conversion of the Notes.
          -------------------------------------

          1.1. Amendment of the Notes. Pursuant to Section 7.5 of the Notes, the Holders hereby amend Sections 4.1 and 4.2 of the Notes to provide that the entire unpaid principal amount of the Notes and any accrued interest thereon shall be convertible into Series C Preferred Stock at the conversion price described in Section 1.2 below.

          1.2. Automatic Conversion. On the date of the closing of the New Placement (the "Placement Closing"), the entire outstanding principal balance and all accrued interest of each Holder's Note as of the date of the Placement Closing shall automatically convert into that number of shares of Series C Preferred Stock (such shares, hereinafter the "Conversion Shares") determined by dividing the entire outstanding principal balance of and all accrued interest on each Holder's Note as of the date of the Placement Closing by $100., with cash paid in lieu of issuance of any fractional Conversion Shares, in an amount determined by multiplying such fractional amount by $100.

          1.3. Surrender of Notes; Issuance of New Certificates. Promptly following a Holder's receipt of notice that the Placement Closing has occurred, the Holder shall deliver his original Note to the Company for cancellation in exchange for his Conversion Shares. Promptly following the Company's receipt of the original Note from the Holder, the Company, at its expense, shall deliver to the Holder, in the Holder's name, a certificate representing the number of fully paid and non-assessable Conversion Shares into which the Note has been converted in accordance with the provisions of Section 1.2 above. Subject to the foregoing provisions hereof, such conversion shall be deemed to have occurred on the date of the Placement Closing so that Holder shall be treated for all purposes as having become the record holder of the Conversion Shares at such time.

          1.4. Termination of Security Agreement, Acknowledgement, Waiver of Rights. Upon the Placement Closing, the Security Agreement shall terminate and the Agent shall promptly thereafter effect all filings necessary to terminate the security interests created thereunder and to return the Collateral to the Company. The Holders further acknowledge that upon the conversion of the Notes, as provided herein, the Notes will be fully satisfied as to all amounts due thereunder and the Holders shall have no claims against the Company arising from the Notes or the Security Agreement. The Holders further acknowledge that Agent shall have no further responsibilities or obligations pursuant to its agency appointment under the Securities Purchase Agreement executed in connection with the Holders purchase of Notes or pursuant to the other transaction documents referred to in the Securities Purchase Agreement.

     2.   Registration.
          ------------

          2.1. Termination of the Original Registration Agreement. Pursuant to
Section 6.6 of the Original Registration Rights Agreement, the Company and the Holders hereby agree that the Original Registration Agreement and all rights and obligations related thereunder, shall subject to the provisions of Section 2.2 below, terminate effective upon the Placement Closing. In connection with such


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termination, the Company shall withdraw the Registration Statement on Form SB-2
(No. 333-118869) that it had filed with the Securities and Exchange Commission for the registration of, among other shares, the shares of Common Stock issuable upon conversion of the Notes.

          2.2. Execution of New Registration Agreement. In order to induce the Holders to terminate the Original Registration Agreement in accordance with
Section 2.1 above, and in connection with the New Placement and the withdrawal of the Registration Statement, the Holders shall enter into a new Registration Rights Agreement (the "New Registration Agreement"), for the registration of the shares of Common Stock issuable upon conversion of their respective Conversion Shares. The New Registration Agreement shall be substantially in the form of the Registration Rights Agreement being entered into between the Company and the Investors in the New Placement, which Agreement is in the form of Exhibit B attached hereto. The Company shall deliver a New Registration Agreement to each Holder prior to the Placement Closing, and the Holder shall promptly execute and deliver such Agreement to the Company.

          2.3 Acknowledgment, Waiver of Rights. The Holders hereby acknowledge upon the termination of the Original Registration Agreement, the Company will have no further obligation to the Holders under the Original Registration Agreement. The Holders consent to the Company withdrawing the Registration Statement. In addition, each Holder waives any rights he may have against the Company for fees under Section 2.2 of the Original Registration Agreement.

     3. Representations and Warranties of the Holders. Each Holder hereby severally, and not jointly, represents and warrants to the Company as follows:

          3.1. Authorization. He has the power and capacity to execute and deliver this Agreement and to perform his obligations thereunder. This Agreement, and the actions contemplated hereby, constitute valid and legally binding obligations of the Holder enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited to laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          3.2 No Consents. No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other individual, partnership, corporation, joint stock company, unincorporated organization or association, trust or joint venture, or a governmental agency or political subdivision thereof (a "Person") is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by him.

          3.3 Ownership of the Notes. He owns the Notes stated to be owned by him on the signature page hereof beneficially and of record, free and clear of any liens, claims or encumbrances (collectively, "Encumbrances"). There are no agreements (i) granting any option, warrant or right of first refusal with respect to his Notes to any Person, (ii) restricting his right to convert his Notes as provided herein or (iii) restricting any other of his rights with respect to his Notes. He has the absolute and unrestricted right, power and


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capacity to convert the Notes as provided herein and to the surrender the Notes to the Company free and clear of any Encumbrances.

          3.4. Disclosure of Information. The Holder has received all the information that he has requested relating to the Company, the New Placement, this Agreement, the Series C Preferred Stock and the related agreements and transactions. The Holder further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the New Placement. The Holder is not relying on any information other than this Agreement and the agreements contemplated hereby in entering into this Agreement.

          3.5. Confidential Information. The Holder hereby acknowledges that the information provided herein regarding the amendment of the Notes, the conversion of the Notes, the New Placement and the related agreements and transactions constitute or might constitute material, non-public information ("Confidential Information") about the Company and he hereby agrees not to trade any securities of the Company based upon such Confidential Information or to disclose any Confidential Information to any person or entity that is not a party to this Agreement other than his advisors.

          3.6 No Transfers. Prior to the earlier of (i) the termination of the New Placement and (ii) the Placement Closing, the Holder shall not sell, assign, transfer or otherwise dispose of his Notes or any interest therein.

          3.7 Securities Law. The Holder acknowledges that the Series C Preferred Stock and the related Conversion Shares at the time of issuance will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), as they are to be issued pursuant to an exemption from the registration requirements thereunder, and such securities may not be resold or otherwise transferred except pursuant to a registration statement effective under 1933 Act or an opinion of counsel to the Company. The Holder further acknowledges that the certificates for such securities will contain a restrictive legend thereon referring to the restrictions on sale or other transfer under the 1933 Act.

     4. Representation of the Company. The Company represents and warrants that the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company's Board of Directors. This Agreement, and the actions contemplated hereby, constitute valid and legally binding obligations of the Company enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited to laws relating to the availability of specific performance, injunctive relief or other equitable remedies. No notice to, filing with, or authorization, registration, consent or approval of any Person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by the Company, except as otherwise stated in this Agreement.


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     5.   Miscellaneous.
          -------------

          5.1. Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior oral or written agreements between the parties hereto, and this Agreement may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by each party hereto.

          5.2. Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and shall inure to the benefit of each party hereto and their respective successors, assigns, heirs and administrators. Neither party hereto may assign its rights or obligations hereunder without the express written consent of the other party hereto. The New Investors shall be express third-party beneficiaries of this Agreement and shall have the right to enforce this Agreement against the Company and the Holders in their own right.

          5.3. Additional Documents. Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

          5.4. Specific Performance. Each party hereto hereby acknowledges that the obligations created herein are unique and that the other parties hereto and the New Investors would suffer irreparable harm in the event of any breach of this Agreement by any party hereto for which money damages would not be an adequate remedy. Accordingly, each party hereto and the New Investors shall have the right to specific performance of this Agreement and to obtain injunctive relief in the event of any breach or threatened breach of the terms hereof by any party hereto in addition to any other remedies available at law or in equity. No one shall be obligated to post any bond or other security in connection with any action seeking specific performance of this Agreement or any other equitable remedy.

          5.5. Governing Law. This Agreement and all amendments thereof shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflicts of laws principles.

          5.6. Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein and no action taken by any Holder pursuant hereto shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce his rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

          5.7 Legal Representation. The Company and each Holder acknowledge that Littman Krooks LLP ("Littman Krooks") has represented only the Sands Brothers Venture Funds and their affiliates in connection with this Agreement, and that


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Littman Krooks has not represented any other Holder in any way in connection therewith. Each Holder also acknowledges that the interests of the Sands Brothers Venture Funds and their affiliates are different than the interests of such other Holders and that such other Holders has the sophistication and ability to look out for its own interest. Each Holder further acknowledges that it has had the opportunity to be represented by its own legal counsel in connection with this Agreement and has consulted with and relied upon the legal representation and advice of such legal counsel in connection therewith.

          5.8 Confirmation of Prior Agreements. Except as expressly amended by this Agreement, the Notes, the Original Registration Agreement and the Security Agreement shall continue in full force and effect in accordance with the provisions thereof, and provided further that notwithstanding anything contained herein to the contrary, the amendments and terminations provided in this Agreement shall not be effective until the occurrence of the Placement Closing.

          5.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [signature pages follow]


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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date and year first above written.


                                         COMPANY:

                                         CAPRIUS, INC.

                                         By:    /s/ Jonathan Joels
                                            -------------------------
                                         Name:  Jonathan Joels
                                         Title: _____________________


                       [SIGNATURE PAGES OF HOLDERS FOLLOW]


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                           [SIGNATURE PAGE OF HOLDERS]


                                         HOLDER:


                                         ---------------------------
                                              (Signature)

                                         ---------------------------
                                              (Print Name)

                                         ---------------------------
                                          Principal Amount of Notes


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                                                                       EXHIBIT A

                            SERIES C PREFERRED STOCK


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


                                                                       EXHIBIT B

                        NEW REGISTRATION RIGHTS AGREEMENT


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